UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 9, 2015

Z Trim Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Illinois	001-32134	36-4197173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1101 Campus Drive
Mundelein, Illinois 60060
(Address of principal executive offices)

Registrant’s telephone number, including area code: (847) 549-6028

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 9, 2015, Z Trim Holdings, Inc. (the “Company”) closed a second round of its private placement offering with four (4) accredited investors in which it raised gross proceeds of $500,000 and sold 125,000 units, with each unit consisting of  (i) one (1) share of 12.5% Redeemable Convertible Preferred Stock (the “Preferred Shares”) and (ii) one (1) warrant (the “Initial Warrant”), to acquire 8.56 shares of the Company’s common stock, par value, $0.00005 per share (“Common Stock”), at an exercise price of $0.64 per share all pursuant to separate Securities Purchase Agreements entered into with each investor (the “Securities Purchase Agreements”).  In addition, the Company issued to each of the investors in the first and second rounds of financing an additional warrant for each Unit acquired (the “Additional Warrant” and together with the Initial Warrant, the “Warrants”) to acquire 3.64 shares of the Company’s Common Stock at an exercise price of $0.64 per share.  The Initial Warrants issued in the second closing are exercisable for 1,070,000 shares of the Company’s Common Stock and the Additional Warrants issued in the second closing are exercisable for an aggregate of 455,000 shares of the Company’s Common Stock. The sale was part of a private placement offering (the “Offering”) in which the Company offered for sale a maximum of 5,000,000 units (gross proceeds of $20,000,000).  Prior to the second closing, the Company raised gross proceeds of $1,040,000 in the initial closing of the Offering and sold 260,000 Units (260,000 Preferred Shares, Initial Warrants to acquire 2,225,600 shares of Common Stock and Additional Warrants to acquire 946,400 shares of Common Stock.   The Warrants expire on the fifth anniversary of their issuance, may be exercised on a cashless basis, are subject to full ratchet price anti-dilution protection and entitled to registration rights as set forth below.  The Preferred Shares are nonvoting, accrue dividends at the rate per annum equal to 12.5% of the sum of (i) the Stated Value (which initially is $4.00) until the Maturity Date as defined in the Statement of Resolution Establishing Preferred Shares and (ii) the amount of accrued and unpaid dividends payable, are convertible into shares of Common Stock at the option of the holder as described in the Statement of Resolution Establishing Preferred Shares, have anti-dilution protection, registration rights, may be redeemed under certain circumstances, liquidation preference, protective provisions and board rights under certain circumstances.

In addition to the foregoing and as previously disclosed, the members of the Company’s Board of Directors exchanged notes with an aggregate of $386,358 in principal and accrued and unpaid interest for an aggregate of 96,589 Units (representing one (1) Unit for every $4.00 of debt exchanged), 826,806 Initial Warrants and 351,586 Additional Warrants.

The Company intends to use the net proceeds of the Offering for working capital and general corporate purposes, including without limitation, to repay certain loans.

The foregoing descriptions of the Offering of the Units, Preferred Shares, the Warrants, and the terms of the Securities Purchase Agreement are qualified in their entirety by reference to the full text of the Statement of Resolution Establishing the Preferred Shares, the Form of Initial Warrant, the Form of Additional Warrant, and the Form of Securities Purchase Agreement copies of which are filed as Exhibits 3.1, 4.1, 4.2 and 10.1 to the Company’s Current Report on Form 8-K filed on January 14, 2015 and are incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.

The 125,000 Units and related Preferred Shares, Warrants and shares of Common Stock underlying the Preferred Shares and Warrants sold in the Offering were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. The investors are “accredited investors” as such term is defined in Regulation D promulgated under the Securities Act.   This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such securities contain a legend stating the same.

In addition, Edward B. Smith, III and Morris Garfinkle were issued warrants exercisable for 31,000,000 and 5,500,000 shares of Common Stock, respectively, in consideration of the services to be provided to the Company as Chief Executive Officer of the Company and Chairman of the Board, respectively.   The warrants issued to Messrs. Smith and Garfinkle have an exercise price of $0.45 per share and contain other terms that are similar to those of the Initial Warrants. The form of warrant issued to Messrs. Smith and Garfinkle is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in Item 3.02 above is hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

3.1
Statement of Resolution Establishing the Preferred Shares (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 001-32134 filed with the Securities and Exchange Commission on January 14, 2015)

4.1	Form of Initial Warrant (incorporated by reference to the Current Report on Form 8-K (File No. 001-32134 filed with the Securities and Exchange Commission on January 14, 2015)

4.2	Form of Additional Warrant (incorporated by reference to the Current Report on Form 8-K (File No. 001-32134 filed with the Securities and Exchange Commission on January 14, 2015)

4.3	Form of Warrant issued to Edward B. Smith, III and Morris Garfinkle

10.1
Form of Securities Purchase Agreement between the Company and the Investors (incorporated by reference to the Current Report on Form 8-K (File No. 001-32134 filed with the Securities and Exchange Commission on January 14, 2015)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2015	Z Trim Holdings, Inc.

By: /s/ Edward B. Smith, III
Edward B. Smith, III
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1
Statement of Resolution Establishing the Preferred Shares (incorporated by reference to the Current Report on Form 8-K (File No. 001-32134 filed with the Securities and Exchange Commission on January 14, 2015)

4.1	Form of Initial Warrant (incorporated by reference to the Current Report on Form 8-K (File No. 001-32134 filed with the Securities and Exchange Commission on January 14, 2015)

4.2	Form of Additional Warrant (incorporated by reference to the Current Report on Form 8-K (File No. 001-32134 filed with the Securities and Exchange Commission on January 14, 2015)

4.3	Form of Warrant issued to Edward B. Smith, III and Morris Garfinkle

10.1
Form of Securities Purchase Agreement between the Company and the Investors (incorporated by reference to the Current Report on Form 8-K (File No. 001-32134 filed with the Securities and Exchange Commission on January 14, 2015)